                                                                    EXHIBIT 10.2

                        THIRD AMENDMENT AND WAIVER DATED
                              AS OF APRIL 16, 2001
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 15, 1999

     THIS THIRD AMENDMENT AND WAIVER, dated as of April 16, 2001 (this "Amendment"), is entered into among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ"; collectively with Akorn, the "Borrowers" and each a "Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (the "Lender").

                                    RECITALS:

     A. The Borrowers and the Lender have entered into an Amended and Restated Credit Agreement dated as of September 15, 1999, as amended by a First Amendment thereto, dated as of December 28, 1999 and as further amended by a Second Amendment thereto, dated as of February 15, 2001 and a Waiver dated December 29, 2000 (said Amended and Restated Credit Agreement, as so amended, shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

     B. The Borrowers and the Lender wish to (a) amend the Agreement in certain respects as set forth herein, including without limitation to (i) extend the term of the Agreement, (ii) revise certain covenants, (iii) add reporting requirements, (iv) eliminate LIBOR Rate and Federal Funds Rate pricing, (v) amortize outstanding Loans and reduce the Commitment with each amortization payment and (vi) allow for the injection of certain subordinated debt into the Borrowers and (b) waive certain Events of Default.

     C.   Therefore, the parties hereto agree as follows:

1. DEFINITIONS. Terms defined in the introductory paragraphs hereof shall have their respective defined meanings when used in this Amendment and, except as otherwise expressly provided herein, terms defined in the Agreement shall have their respective defined meanings when used in this Amendment. In addition, the following terms shall have the following meanings (terms defined in the introductory paragraphs or this Section 1 in the singular to have correlative meanings when used in the plural and vice versa):

          "Effective Date" shall mean April 16, 2001, provided that the conditions precedent in Section 5 hereof shall have been satisfied prior to termination of this Amendment as set forth in Section 7 hereof.

2. AMENDMENTS TO THE AGREEMENT. The following amendments are hereby made to the Agreement with effect from and after the Effective Date:

          2.1. Preamble to the Agreement. The phrase "AKORN NEW JERSEY, INC." in the Preamble to the Agreement and anywhere else it appears in the Agreement is hereby deleted and the phrase "AKORN (NEW JERSEY), INC." is substituted therefor.

          2.2. Section 1.1 of the Agreement. The following amendments are hereby made to Section 1.1 of the Agreement:

          (a) The following definitions are hereby deleted in their entirety and the defined terms and the use of such defined terms are hereby deleted each time such defined terms appear in the Agreement: "Applicable Percentage," "Conversion/Continuation Date," "Eurodollar Business Day," "Federal Funds Rate Loan," "Funding Arrangements," "Level," "LIBOR Loan," "LIBOR Period," "LIBOR Rate," and "Notice of Conversion/Continuation."

          (b) The definition of "Accounts Receivable" is hereby added to Section
1.1 in proper alphabetical order to read as follows:

          ""Accounts Receivable" shall mean the Borrowers' and their Subsidiaries' right to payment for a sale or lease and delivery of goods or rendition of services."

          (c) The definition of "Commitment" is hereby amended and restated in its entirety to read as follows:

          ""Commitment" shall mean the aggregate commitment of the Lender to make Advances and issue Letters of Credit, which aggregate commitment shall be $45,000,000 until and including May 14, 2001, $43,500,000 from May 15,
     2001 until and including July 14, 2001, $42,000,000 from July 15, 2001 until and including October 14, 2001, $40,000,000 from October 15, 2001 until and including December 30, 2001 and $37,500,000 thereafter, as such amount shall be further adjusted from time to time in accordance with
     Section 2.3 of this Agreement."

          (d) The definition of "Debt Service" is hereby amended and restated in its entirety to read as follows:

          ""Debt Service" shall mean, with respect to any Person for any period, an amount equal to the sum of (a) the Interest Charges and Letter of Credit fees for such period and (b) the scheduled amortization of any outstanding current maturities on Indebtedness for such period, excluding scheduled amortization of current maturities on the Obligations."

          (e) The definition of "Deduction" is hereby added to Section 1.1 in proper alphabetical order to read as follows:

          ""Deduction" shall mean, for any month, Accounts Receivable which are determined by the Borrowers to be uncollectible; provided that the aggregate Deductions shall not exceed the following amounts as of the last day of each corresponding month:

          AMOUNT                         MONTH END
          ------                         ---------
          $6,114,455                     April, 2001
          $5,396,284                     May, 2001
          $5,268,331                     June, 2001
          $4,112,690                     July, 2001
          $3,990,172                     August, 2001
          $3,857,689                     September, 2001
          $3,795,592                     October, 2001
          $3,717,651                     November, 2001
          $3,576,347                     December, 2001


          (f) The definition of "Federal Funds Rate" is hereby amended by deleting in its entirety clause (c) appearing therein.

          (g) The definition of "Floating Rate Loans" is hereby amended by deleting the reference to "Federal Funds Rate Loans" appearing therein.

          (h) The definition of "Funded Debt" is hereby amended and restated in its entirety to read as follows:

          ""Funded Debt" shall mean, with respect to Borrowers, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness, including, but not limited to, the Obligations (including, but not limited to, Letter of Credit Obligations), and unsecured financing by a seller of product lines to Borrowers which by its terms matures less than eighteen months from the date of determination thereof."

          (i) The definition of "Interest Payment Date" is hereby amended by deleting the references to "Federal Funds Rate Loan," "LIBOR Loan" and "LIBOR Period" appearing therein.

          (j) The definition of "Inventory" is hereby added to Section 1.1 in proper alphabetical order to read as follows:

          ""Inventory" shall mean, as to any Person, finished goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, and all raw materials and work-in-progress that are used in connection with the manufacture of such finished goods and merchandise; provided, however, that Inventory shall not include finished goods and merchandise or raw materials and work-in-progress that are slow moving, obsolete or unmerchantable, as determined in accordance with GAAP."

          (k) The definition of "Junior Mortgage" is hereby amended and restated in its entirety to read as follows:

          ""Junior Mortgage" shall mean that certain Junior Mortgage, dated as of February 15, 2001, executed by Akorn in favor of Lender on that certain property commonly known as (i) 1222 West Grand Avenue/1365 North University Avenue, Decatur, Illinois and (ii) 150 South Wyckus Road, Decatur, Illinois in form and substance satisfactory to Lender, as the same may be amended, modified or supplemented from time to time."

          (l) The definition of "Loan Documents" is hereby amended and restated in its entirety to read as follows:

          ""Loan Documents" shall mean this Agreement, the Note, the Security Agreements, the Letters of Credit, the Junior Mortgage, the Subordination Agreement and all other agreements, instruments, documents and certificates identified in the Schedule of Documents in favor of Lender and including (without limitation) all other documents, agreements, pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Borrower or any of its Affiliates, or any employee of any Borrower or any of its Affiliates, and delivered to Lender in connection with the Agreement or the transactions contemplated hereby."

          (m) The definition of "Net Accounts Receivable" is hereby added to
Section 1.1 in proper alphabetical order to read as follows:

          ""Net Accounts Receivable" shall mean, for the period of determination, an amount equal to (a) Accounts Receivable, minus (b) (i) allowance for doubtful accounts, (ii) returns reserve, (iii) chargebacks reserve, (iv) Medicaid reserve, and (v) rebates reserve, all determined in accordance with the rules governing how such reserves in general are calculated under GAAP."

          (n) The definition of "Prime Rate" is hereby amended and restated in its entirety to read as follows:

          ""Prime Rate" shall mean (a) a rate per year equal to that rate of interest per year announced from time to time by Lender called its prime rate, which rate at any time may not be the lowest rate charged by Lender, plus (b) three percent (3%) per annum. Changes in the Prime Rate shall take effect on the date set forth in each announcement for a change in Prime Rate."

          (o) The definition of "Subordination Agreement" is hereby added to
Section 1.1 in proper alphabetical order to read as follows:

          ""Subordination Agreement" shall mean that certain Subordination Agreement to be dated on or before May 15, 2001 from EJ Financial Enterprises, Inc. or Dr. John Kapoor, as applicable, in favor of Lender and acknowledged by Borrowers substantially in the form of Exhibit G, as the same may be amended, modified or supplemented from time to time."

          (p) The definition of "Termination Date" is hereby amended by deleting the date "December 29, 2001" appearing therein and substituting the date "January 1, 2002" therefor.

          2.3. Section 2.1 of the Agreement. Section 2.1 of the Agreement is hereby amended by deleting in its entirety clause (x) appearing therein and by deleting the word "or" appearing immediately before clause (x).

          2.4. Section 2.3 of the Agreement. Section 2.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "2.3 Prepayment, Commitment Reduction.

          (a) Voluntary Prepayments. Borrowers shall have the right at any time on three (3) days' prior written notice to the Lender to voluntarily prepay all or part of the Loans and permanently reduce or terminate the Commitment, and no prepayment fee, premium or penalty shall be payable in connection with any such voluntary prepayment. Upon any such voluntary prepayment and permanent reduction or termination of the Commitment, the Borrowers' right to receive Advances shall simultaneously terminate or be permanently reduced, as the case may be, by the amount of such payment.

          (b) Mandatory Prepayment. In the event that at any time the aggregate amount of Advances and Letter of Credit Obligations exceeds the applicable Commitment, the Borrowers shall immediately, and without notice or demand, prepay the outstanding amount of Advances by an amount equal to such excess. In addition, on the dates specified below, the Commitment shall automatically reduce to the amounts specified below and the Borrowers shall immediately repay outstanding Advances in excess thereof:

          COMMITMENT                    DATE
          ----------                    ----
          $43,500,000                   May 15, 2001
          $42,000,000                   July 15, 2001
          $40,000,000                   October 15, 2001
          $37,500,000                   December 31, 2001


     Borrowers shall not be able to borrow in excess of the reduced Commitment from time to time."

          2.5. Section 2.5 of the Agreement. Section 2.5 of the Agreement is hereby amended by deleting all references to "LIBOR Rate," "Federal Funds Rate" and "LIBOR Period" appearing therein.

          2.6. Section 2.10 of the Agreement. Section 2.10 of the Agreement is hereby amended by deleting in its entirety clause (b) appearing therein.

          2.7. Section 2.13(c) of the Agreement. Section 2.13(c) of the Agreement is hereby deleted in its entirety and the following substituted therefor: "(c) Reserved".

          2.8. Section 2.14 of the Agreement. Section 2.14 of the Agreement is hereby deleted in its entirety.

          2.9. Section 5 of the Agreement. Section 5 of the Agreement is hereby amended as follows:

          (a) Section 5.1(g) of the Agreement is hereby amended and restated in its entirety to read as follows:

          "(g) Monthly Reports. Within ten (10) Business Days after the end of each month, beginning with the month ending April 30, 2001, each in form and substance satisfactory to the Lender, a copy of (i) an Accounts Receivable aging schedule for such month and, including with such schedule, a calculation of the monthly collections of its Accounts Receivable for such month ended, (ii) an unaudited financial statement of the Borrowers for such month, prepared on a basis consistent with the audited financial statements of the Borrowers previously furnished to the Lender and, if required by the Lender, prepared on a consolidating and consolidated basis, signed by an authorized officer of Akorn and consisting of at least a balance sheet as at the end of such month and a statement of earnings and cash flow for such month, (iii) a schedule setting forth the total amount for such month of each of (A) sales discounts given (actual dollar amount and as a percentage of such monthly gross sales), (B) returns of product sold against gross sales and (C) write-offs of Accounts Receivable and bad debt and (iv) an Inventory schedule showing excess Inventory and Inventory turned obsolete for such month."

          (b) A new clause (h) is hereby added to read as follows:

          "(h) Budget. On or prior to July 31, 2001, a budget for the Fiscal Year 2001, prepared in a manner and format consistent with the other financial statements prepared by each Borrower and delivered to Lender and otherwise in form and substance satisfactory to Lender. Such budget shall present fairly the anticipated financial condition of each Borrower and each of its Subsidiaries."

          (c) A new clause (i) is hereby added to read as follows:

          "(i) Rolling Weekly Cashflow. Within five (5) Business Days after the end of each week commencing for the week ended April 20, 2001, a statement of cash flow for the thirteen (13) immediately preceding weeks then ended, in form and substance satisfactory to Lender."

          2.10. Section 6 of the Agreement. Section 6 of the Agreement is hereby amended as follows:

          (a) A new subsection 6.14 is hereby added to read as follows:

          "6.14 Governmental Authority Reports. Borrowers shall promptly inform the Lender in writing in the event that any Governmental Authority to which it is subject, including, without limitation, the Food and Drug Administration ("FDA"), sends to any of the Borrowers any notice or other correspondence with respect to any Borrower's failure to comply with any applicable law, rule or regulation, including current good manufacturing practices as determined by the FDA, or of any other potential or actual non-compliance of the Borrowers of a material nature with the rules and regulations of any Governmental Authority."

          (b) A new subsection 6.15 is hereby added to read as follows:

          "6.15 Subordinated Loan. Borrowers shall have (a) received the cash proceeds of the Subordinated Loan, (b) caused EJ Financial Enterprises, Inc. or Dr. John Kapoor, as applicable, to deliver a fully executed Subordination Agreement to Lender and (c) delivered a certified copy of the Subordinated Note to Lender, all on or before May 15, 2001."

          (c) A new subsection 6.16 is hereby added to read as follows:

          "6.16 Junior Mortgage. Borrowers shall have delivered the Junior Mortgage to Lender, together with such other documents as Lender may reasonably request in connection therewith on or before April 20, 2001."

          2.11. Section 7.3 of the Agreement. Section 7.3 of the Agreement is hereby amended by deleting the word "and" at the end of clause (f) thereof, inserting the word "and" at the end of the new clause (h) thereof and inserting a new clause (h) and clause (i) therein to read as follows:

     "(h) unsecured, subordinated debt in the maximum amount of $3,000,000 (the "Subordinated Loan") pursuant to that certain subordinated promissory note to be dated on or before May 15, 2001 executed by the Borrowers in favor of EJ Financial Enterprises, Inc. or Dr. John Kapoor, as applicable (the "Subordinated Note"); provided, however, that (i) such Subordinated Note expressly provides for its subordination to the payment of all Obligations,
     (ii) no payments of any kind, including without limitation, principal and interest shall be made under the Subordinated Note until all Obligations are paid in full and the Commitment has terminated, (iii) such Subordinated
     Note is otherwise in form and substance satisfactory to the Lender and (iv) EJ Financial Enterprises, Inc. or Dr. John Kapoor, as applicable, delivers to the Lender the Subordination Agreement; and (i) unsecured debt with maturities less than one (1) year injected by Dr. John Kapoor or EJ Financial Enterprises, Inc. for the purpose of meeting Borrowers' short-term cash deficits up to a maximum amount of $300,000 (each and collectively, the "Short Term Loans").

          2.12. Section 7.5 of the Agreement. Clause (b) of Section 7.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

     "(b) make any changes in its capital structure as described in Schedule 4.9, with the exception of the conversion of the Subordinated Loan into common stock of the

     Borrowers so long as no cash or other property (other than shares of common stock) of the Borrowers is given in exchange for the conversion of the Subordinated Loan, or"

          2.13. Section 7.10 of the Agreement. Section 7.10 of the Agreement is hereby amended as follows:

          (a) Section 7.10(a) is hereby amended by adding the following at the end thereof: "commencing on January 1, 2002."

          (b) Section 7.10(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) Cash Flow Coverage Ratio. Borrowers and their Subsidiaries on a consolidated basis shall maintain a ratio of (a) EBITDA to (b) Debt Service plus capital expenditures (determined in accordance with GAAP), each measured for each Fiscal Quarter period ended, equal to or greater than 1.0:1.0 for the fiscal quarter ending on June 30, 2001; 0.9:1.0 for the fiscal quarter ending on September 30, 2001; and 0.6:1.0 for the fiscal quarter ending on December 31, 2001."

          (c) Section 7.10(d) of the Agreement is hereby amended by adding the following at the end thereof: "commencing on January 1, 2002."

          (d) A new clause (e) is hereby added to read as follows:

          "(e) Minimum Monthly EBITDA. The Borrowers' and their Subsidiaries' EBITDA on a consolidated basis shall equal or exceed for each month of the Fiscal Year 2001, measured at the end of such month, (i) $567,000 for each of the months from and including February, 2001 to and including September, 2001 (with the exception of April, 2001, which shall equal or exceed $0, and May, 2001, which shall equal or exceed $100,000) and (ii) $400,000 for each of the months from and including October, 2001 to and including December, 2001. In addition, EBITDA for (y) the second Fiscal Quarter, measured as of June 30, 2001, shall equal or exceed $1,700,000, and (z) the four immediately preceding Fiscal Quarters ended on December 31, 2001 shall equal or exceed $4,400,000. For the Fiscal Year 2002 and thereafter, on a consolidated basis, the Borrowers' and their Subsidiaries' shall maintain a ratio of (a) EBITDA, measured at the end of each Fiscal Quarter for the four immediately preceding Fiscal Quarters then ended to (b) the sum of (i) Debt Service, measured as of the end of such Fiscal Quarter plus (ii) capital expenditures (determined in accordance with GAAP) for the four immediately preceding Fiscal Quarters then ended, measured at the end of such Fiscal Quarter, of at least 1.25:1.0; for the purposes of determining this ratio for the Fiscal Year 2002 and thereafter only, "Debt Service" shall mean, with respect to any Person for any period, an amount equal to the sum of (a) the Interest Charges and Letter of Credit fees for such period, measured at the end of each Fiscal Quarter for the four immediately preceding Fiscal Quarters then ended plus (b) the scheduled amortization of any outstanding current maturities on Indebtedness, measured at the end of each Fiscal Quarter for the four immediately following Fiscal Quarters."

          (e) A new clause (f) is hereby added to read as follows:

          "(f) Borrowing Base. Borrowers and their Subsidiaries on a consolidated basis shall maintain as of the last day of each month, commencing on March 31, 2001, the sum of (a) Net Accounts Receivable for such month minus (b) the Deduction for such month, plus (b) Inventory on hand, minus (c) Funded Debt equal to or greater than negative twenty million five hundred thousand dollars and no/100 (-$20,500,000.00)."

          2.14. Section 7.14 of the Agreement. Section 7.14 of the Agreement is hereby amended by adding the following sentence at the end thereof:

     "In addition, the Borrowers may convert the Subordinated Loan into shares of common stock of the Borrowers, provided no cash or other property (other than the shares of common stock) of the Borrowers is given in exchange for the conversion of the Subordination Loan. Further, the Borrowers may repay Short Term Loans so long as no Event of Default has occurred and is continuing or would result from such payment of the Short Term Loans."

          2.15. Section 7 of the Agreement. Section 7 of the Agreement is hereby amended by adding a new subsection 7.18 therein to read as follows:

          "7.18 Capital Expenditures. Borrowers, together in the aggregate, shall not spend more than $2,000,000 in the Fiscal Year 2001 to acquire fixed or capital assets."

          2.16. Section 8.1 of the Agreement. Section 8.1 of the Agreement is hereby amended by adding a new clause (n) therein to read as follows:

          "(n) Business Interruption. Any of the Borrowers or their Subsidiaries are enjoined, restrained or in any way prevented by any Governmental Authority from conducting their business affairs."

          2.17. Exhibit B to the Agreement. Exhibit B to the Agreement is hereby amended to be in the form of the Replacement Note (as defined below) set forth as Exhibit A hereto.

          2.18. Exhibit D to the Agreement. Exhibit D to the Agreement is hereby deleted in its entirety.

          2.19. Exhibit G to the Agreement. The Agreement is hereby amended to add a new Exhibit G thereto to be in the form of the Subordination Agreement set forth as Exhibit B hereto.

3. WAIVER. The Borrowers have advised the Lender that they are not or have not been in compliance with Section 7.10(a) (Minimum Net Income), Section 7.10(c) (Cash Flow Coverage Ratio), and Section 7.10(d) (Ratio of Funded Debt to EBITDA) of the Agreement for its fiscal quarter ended March 31, 2000, thereby resulting in an Event of Default under Section 8.1(c) of the Agreement. Further, the Borrowers have also failed (a) to comply with Section 2.3 (Prepayments, Commitment Reduction) of the Credit Agreement by not repaying the outstanding excess Advances that exceed the Commitment on or before the Effective Date, thereby resulting in an Event of Default under Section 8.1(a) of the Agreement and (b) to deliver and perform the

Junior Mortgage, such failure resulting in an Event of Default under Section 8.1(c) of the Agreement. On the Effective Date, as of and through March 31, 2001, the Lender waives compliance by the Borrowers with Section 7.10(a),
Section 7.10(c) and Section 7.10(d). Further, on the Effective Date, as of and through the Effective Date, the Lender waives compliance by the Borrowers of
Section 2.3 of the Agreement and the Borrowers' failure to deliver and perform the Junior Mortgage. The Lender's waiver of non-compliance with Section 2.3,
Section 7.10(a), Section 7.10(c) and Section 7.10(d) of the Agreement and Borrowers' failure to deliver and perform the Junior Mortgage is limited to the specific instance of failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of
Section 2.3, Section 7.10(a), Section 7.10(c) and Section 7.10(d) of the Agreement or Borrowers' obligations under the Junior Mortgage or any other provisions of the Agreement. Such waiver shall not prejudice or constitute a waiver of any right or remedies which the Lender may have or be entitled to with respect to any other breach of Section 2.3, Section 7.10(a), Section 7.10(c) and
Section 7.10(d) or any other provision of the Agreement or the Junior Mortgage.

4. WARRANTIES. To induce the Lender to enter into this Amendment, each Borrower warrants that:

          4.1. Authorization. Such Borrower is duly authorized to execute and deliver this Amendment, the Subordination Agreement, the Junior Mortgage and the Replacement Note (as hereinafter defined) and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby, under the Subordination Agreement, under the Replacement Note, under the Junior Mortgage and under all other Loan Documents.

          4.2. No Conflicts. The execution and delivery of this Amendment, the Subordination Agreement, the Junior Mortgage and the Replacement Note, and the performance by such Borrower of its obligations under the Agreement, as amended hereby, under the Subordination Agreement, under the Junior Mortgage, under the Replacement Note and under all other Loan Documents, do not and will not conflict with any provision of law or of the charter or by-laws of such Borrower or of any agreement binding upon such Borrower.

          4.3. Validity and Binding Effect. The Agreement, as amended hereby, and the Subordination Agreement are, and the Replacement Note and the Junior Mortgage when duly executed and delivered will be, legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

5. CONDITIONS PRECEDENT TO EFFECTIVE DATE. The occurrence of the Effective Date shall be subject to the satisfaction, on and as of the Effective Date, of each of the following conditions precedent:

          5.1. Documentation. The Borrowers shall have delivered to the Lender all of the following, each duly executed and dated the Effective Date or other date satisfactory to the Lender, in form and substance satisfactory to the
Lender:

          (a) Replacement Note. A promissory note of the Borrowers (the "Replacement Note"), substantially in the form set forth as Exhibit A hereto.

          Upon receipt of the Replacement Note, the Lender will: (i) record the aggregate unpaid principal amount of the Note dated December 28, 1999 (the "Prior Note") issued under the Agreement in its records or, at its option, on the schedule attached to the Replacement Note as the aggregate unpaid principal amount of the Replacement Note; (ii) mark the Prior Note as replaced by the Replacement Note; and (iii) return the Prior Note to Akorn upon Akorn's request. Thereafter, all references in the Agreement, in the other Loan Documents and in any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to the Prior Note shall be deemed references to the Replacement Note. The replacement of the Prior Note with the Replacement Note shall not be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, the Prior Note outstanding at the time of replacement, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of the Prior Note which has not otherwise been expressly released.

          (b) Resolutions. A copy, duly certified by the secretary or an assistant secretary of each Borrower, of (i) resolutions of such Borrower's Board of Directors authorizing or ratifying the execution and delivery of this Amendment, the Subordination Agreement, the Junior Mortgage and the Replacement Note and authorizing the borrowings under the Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment, the Subordination Agreement, the Junior Mortgage and the Replacement Note.

          (c) Incumbency Certificate. A certificate of the secretary or an assistant secretary of each Borrower certifying the names of such Borrower's officers authorized to sign this Amendment, the Subordination Agreement, the Junior Mortgage, the Replacement Note and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

          (d) Opinion. An opinion of Burke, Warren, MacKay & Serritella, counsel to the Borrowers, addressed to the Lender, in substantially the form of Exhibit C hereto.

          (e) Certificate. A certificate of the president or chief financial officer of each Borrower as to the matters set out in Sections 5.2 and 5.3 hereof.

          (f) Participant Consent. The Lender shall have obtained the consents of each of its existing participants to the execution, delivery and performance of this Amendment and the other Loan Documents.

          (g) Other. Such other documents as the Lender may reasonably request.

          5.2. No Default. After giving effect to the waiver herein, as of the Effective Date, no Event of Default or Default under the Loan Documents shall have occurred and be continuing.

          5.3. Warranties. After giving effect to the waiver herein, as of the Effective Date, the warranties in the Loan Documents and in Section 4 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

          5.4. Amendment Fee. The Borrowers shall have paid to the Lender, for the account of the Lender and its participants on or before the close of business, Chicago time, April 18, 2001, a fee equal to the product of 25 basis points times the Commitment on the Effective Date of the Lender. Such fee shall be non-refundable. The Lender shall forward to each participant its portion of such amendment fee.

6. EFFECTIVE DATE NOTICE. Promptly following the occurrence of the Effective Date, the Lender shall give notice to the parties hereto of the occurrence of the Effective date, which notice shall be conclusive, and all parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Lender arising out of any failure of any condition precedent set forth in Section 5 to be satisfied.

7. TERMINATION. If the Effective Date shall not have occurred on or before April 20, 2001, the Lender may terminate this Amendment by notice in writing to the Borrowers at any time before the occurrence of the Effective Date; provided, that the obligations of the Borrowers under Section 8.1 shall survive such termination.

8.   GENERAL.

          8.1. Expenses. Each Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment, the Junior Mortgage, the Subordination Agreement, the Replacement Note and any document required to be furnished therewith.

          8.2. Law. THIS AMENDMENT AND THE REPLACEMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          8.3. Successors. This Amendment shall be binding upon each Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of each Borrower and the Lender and the successors and assigns of the Lender.

          8.4. Confirmation of the Agreement. The Agreement, as amended hereby, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          8.5. References to the Agreement. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.

          8.6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                            AKORN, INC.

                                            By: /s/ Kevin M. Harris
                                                --------------------------------

                                            Title Chief Financial Officer
                                                  ------------------------------

                                            AKORN (NEW JERSEY), INC.

                                            By: /s/ Kevin M. Harris
                                                --------------------------------

                                            Title Chief Financial Officer
                                                  ------------------------------

                                            THE NORTHERN TRUST COMPANY

                                            By: /s/ Deborah Brooks
                                                --------------------------------

                                            Title Vice President
                                                  ------------------------------

                                    EXHIBIT A

                                      NOTE


$45,000,000                                                    Chicago, Illinois
                                                                  April 16, 2001


     FOR VALUE RECEIVED, the undersigned, AKORN, INC., a Louisiana corporation ("Akorn"), and AKORN (NEW JERSEY), Inc., an Illinois corporation ("Akorn NJ"), jointly and severally, promise to pay to the order of THE NORTHERN TRUST COMPANY (the "Lender") on or before the Termination Date, the principal amount of FORTY-FIVE MILLION DOLLARS ($45,000,000), or the amount outstanding as endorsed on the grid attached to this Note (or recorded in the Lender's books and records, if the Lender is the holder hereof). Such endorsement or recording by the Lender shall, absent manifest error, be rebuttably presumptive evidence of the principal balance due on this Note.

     This Note evidences indebtedness incurred under that certain Amended and Restated Credit Agreement, dated as of September 15, 1999, as amended by a First Amendment thereto, dated as of December 28, 1999, as further amended by a Second Amendment thereto, dated as of February 15, 2001 and as further amended by a Third Amendment thereto dated as of April 16, 2001 (as the same may be subsequently amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among Akorn, Akorn NJ and the Lender, to which Credit Agreement reference is hereby made for a statement of its terms and provisions, including those under which this Note may be paid prior to its due date or have its due date accelerated, and pursuant to which the applicable interest rate herein set forth may be reduced. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. This Note constitutes a renewal and restatement of, and a replacement and substitute for, the Note dated December 28, 1999, of Akorn and Akorn NJ payable to the order of the Lender in the principal amount of $45,000,000 (the "Prior Note"), and any previously renewed notes. The indebtedness under the Prior Note is continuing indebtedness hereunder, and nothing herein shall be deemed to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     This Note is subject to mandatory prepayments as set forth in Section 2.3 of the Credit Agreement.

     Unless or until this Note shall sooner become due and payable, whether by acceleration or otherwise, the principal amount outstanding hereunder shall be paid in accordance with the terms and conditions of the Credit Agreement. The unpaid principal amount of this Note from time to time outstanding shall bear interest from the date of this Note at the rates per annum set forth in the Credit Agreement. Accrued interest on this Note shall be payable in accordance with the terms of the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest on this Note shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     Subject to the terms and conditions of the Credit Agreement, the undersigned agree to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in attempting to collect any amounts payable hereunder. The undersigned irrevocably waive presentment, protest, demand and notice of any kind in connection herewith.

     This Note is made under and governed by the internal laws of the State of Illinois (without regard to conflict of laws provisions thereof), and shall be deemed to have been executed in the State of Illinois.

                                            AKORN, INC.,
                                            a Louisiana corporation

                                            By:
                                                ------------------------------
                                            Title:
                                                   ---------------------------


                                            AKORN (NEW JERSEY), INC.
                                            an Illinois corporation

                                            By:
                                                ------------------------------
                                            Title:
                                                   ---------------------------

Schedule attached to Note dated April 16, 2001 of AKORN, INC. and AKORN (NEW JERSEY), INC., payable to the order of THE NORTHERN TRUST COMPANY.

                          LOANS AND PRINCIPAL PAYMENTS

------------------------------------------------------------------------------------------------------------------------
                                            Type of Loan       Amount of         Unpaid
                        Amount of           & Applicable       Principal        Principal           Notation
        Date            Loan Made           Interest Rate       Repaid           Balance            Made By
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any loan on this schedule shall not, however, limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or under this Note or repay the principal amount of the loan together with all interest accruing thereon.

                                    EXHIBIT B

                             SUBORDINATION AGREEMENT

     WHEREAS, AKORN, INC. (hereinafter, together with its successors and assigns, called "Akorn"), is now indebted to the undersigned in the amount of THREE MILLION UNITED STATES DOLLARS ($3,000,000) and, along with AKORN (NEW JERSEY), INC. ("Akorn NJ"; together with Akorn, the "Borrowers" and each individually a "Borrower") may from time to time hereafter become indebted to the undersigned in further amounts, and the Borrowers have requested, and may from time to time hereafter request, THE NORTHERN TRUST COMPANY (hereinafter, together with its successors and assigns, called the "Bank"), 50 South LaSalle Street, Chicago, Illinois 60675, to make or agree to make loans, advances or other financial accommodations to the Borrowers pursuant to the terms of the Credit Agreement (as hereinafter defined);

     WHEREAS, the Borrowers and the Bank are party to that certain Amended and Restated Credit Agreement dated as of September 15, 1999 (as amended, restated or supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the same meanings herein as in the Credit Agreement);

     WHEREAS, Akorn, in exchange for the $3,000,000 financial accommodation described above, has executed and delivered to and in favor of the undersigned a Promissory Note dated May 15, 2001 (the "Subordinated Promissory Note"), a copy of which is attached hereto as Schedule A; and

     WHEREAS, the undersigned is a shareholder [of Akorn] [in each of the Borrowers] and as such will benefit from the continued making of loans, advances and other financial accommodations from the Bank to the Borrowers;

     NOW, THEREFORE, to induce the Bank, from time to time, at its option, to make or agree to make loans, advances or other financial accommodations (including, without limitation, renewals or extensions of any loans or advances heretofore or hereafter made) to Borrowers, and for other valuable consideration, receipt whereof is hereby acknowledged, the undersigned agrees as follows:

     1. All obligations of each of the Borrowers, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities". All Liabilities to the Bank (other than any arising solely by reason of any pledge or assignment made to the Bank pursuant to paragraph 2(c) hereof) are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned, including under the Subordinated Promissory Note (including any that may be pledged or assigned to the Bank pursuant to paragraph 2(c) hereof), are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that the term "Senior Liabilities", as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Bank, as against the Borrowers or anyone else, to collect such interest.

     2. The undersigned will, from time to time, (a) promptly notify the Bank of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, (b) upon request by the Bank, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of either of the Borrowers to be so evidenced, and (c) upon request by the Bank, and as collateral security for all Senior Liabilities, indorse without recourse, deliver and pledge to the Bank any or all promissory notes or other instruments evidencing Junior Liabilities, and otherwise assign to the Bank any or all Junior Liabilities and any or all security therefor and guaranties thereof, all in a manner satisfactory to the Bank.

     3. Except as hereinafter in this Agreement expressly otherwise provided or as the Bank may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of either of the Borrowers be applied to the purchase or other acquisition or retirement of any Junior Liabilities.

     4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Borrower or its creditors, as such, or to their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Borrower, or any sale of all or substantially all of the assets of any Borrower, or otherwise), the Senior Liabilities shall first be paid in full before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Bank, (b) the undersigned shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Bank, and (c) the undersigned hereby irrevocably agrees that the Bank may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the undersigned relating to the Junior Liabilities.

     5. In the event that the undersigned receives any payment or other distribution of any kind or character from any Borrower or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank and promptly turned over by the undersigned to the Bank. The undersigned will mark its books and records, and cause the applicable Borrower to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Bank may reasonably from time to time request to carry out the intent of this Agreement.

     6. All payments and distributions received by the Bank in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including attorneys' fees and legal expenses) paid or incurred by the Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Bank, be applied by the Bank, in such order of application as the Bank may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Borrower and its respective creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Bank in respect of the Junior Liabilities and so applied by the Bank toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Liabilities only at such time as this Agreement shall have been discontinued and the Bank shall have received payment of the full amount of the Senior Liabilities, as provided for in paragraph 9 hereof.

     7. The undersigned hereby waives: (a) notice of acceptance by the Bank of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

     8.   The undersigned will not without the prior written consent of the
Bank: (a) cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities; or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Borrower.

     9. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full), subject to discontinuance only upon receipt by the Bank of written notice from the undersigned, or any person duly authorized and acting on behalf of the undersigned, of the discontinuance hereof; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Senior Liabilities existing prior to the time of receipt of such notice by the Bank, any and all Senior Liabilities created or acquired thereafter pursuant to any previous commitments made by the Bank, any and all extensions or renewals of any of the foregoing, any and all interest accruing on any of the foregoing, and any and all expenses paid or incurred by the Bank in endeavoring to collect or realize upon any of the foregoing or any security therefor; and all of the agreements and obligations of the undersigned under this Agreement shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Senior Liabilities (including any extensions or renewals of any thereof and all such interest and expenses) shall have been paid in full.

     10. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and
(d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

     11. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Bank, as to those of the Senior Liabilities which the Bank has not assigned or transferred.

     12. The Bank shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Borrower or the undersigned, or any noncompliance of any Borrower or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Bank may have or with which the Bank may be charged; and no action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of the undersigned under this Agreement.

     13. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. For the purposes of this Agreement, Senior Liabilities shall include all obligations of each of the Borrowers to the Bank, notwithstanding any right or power of either Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

     14. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that either Borrower or the undersigned is either a partnership or a corporation, all references herein to such Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this Agreement, the term "undersigned" as used herein shall mean all parties executing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder.

     15. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     16. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE UNDERSIGNED HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS HAVING SITUS IN COOK COUNTY, ILLINOIS OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS IN CONNECTION WITH ANY SUITS, ACTIONS OR PROCEEDINGS BROUGHT AGAINST THE UNDERSIGNED BY THE BANK ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE UNDERSIGNED HEREBY WAIVES AND AGREES NOT TO ASSERT IN SUCH SUIT, ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) THE UNDERSIGNED IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT; (B) THE UNDERSIGNED IS IMMUNE FROM SUIT OR ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY; (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM; (D) THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER; OR (E) THIS AGREEMENT, MAY NOT BE ENFORCED IN OR BY ANY SUCH COURT. NOTHING CONTAINED HEREIN SHALL AFFECT ANY RIGHT THAT THE BANK MAY HAVE TO BRING ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE UNDERSIGNED OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, this Agreement has been made and delivered at Chicago, Illinois this 15th day of May, 2001.



                                        --------------------------------------



                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

                            CONSENT TO SUBORDINATION

     The Borrowers each hereby acknowledge receipt of a copy of the foregoing Subordination Agreement, waive notice of acceptance thereof by the Bank, and agree to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the foregoing Subordination Agreement, then, at the election of the Bank, any and all obligations of each of the Borrowers to the Bank shall forthwith become due and payable and any and all agreements of the Bank to make loans, advances or other financial accommodations to the Borrowers shall forthwith terminate, notwithstanding any provisions thereof to the contrary.

Dated:   May 15, 2001                AKORN, INC.

                                              By:
                                                  -----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------


Dated:   May 15, 2001                AKORN (NEW JERSEY), INC.

                                              By:
                                                  -----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                      SCHEDULE A TO SUBORDINATION AGREEMENT


                          SUBORDINATED PROMISSORY NOTE


                                    Attached.

                                    EXHIBIT C

                           [FORM OF OPINION OF COUNSEL
                                 TO THE COMPANY]

                                                            Date: ______________

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois  60675

Attention:

Ladies and Gentlemen:

     We have acted as counsel for Akorn, Inc. and Akorn (New Jersey), Inc. (collectively, the "Borrowers" and each individually a "Borrower") in connection with a Third Amendment and Waiver dated as of April 16, 2001 (the "Amendment") to the Amended and Restated Credit Agreement dated as of September 15, 1999, as amended, entered into among the Borrowers and Lender (the "Agreement"), and the transactions and other documents and instruments described therein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Amendment.

     In so acting, we, as counsel for the Borrowers, have made such factual inquiries, and we have examined or caused to be examined such questions of law, as we have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examination, advise you that, in our opinion:

     1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified and in good standing as a foreign corporation in all other jurisdictions in which its present operations or properties require such qualification.

     2. Each Borrower has full corporate power and authority to enter into and to perform its obligations under the Amendment, the Agreement, as amended by the Amendment, the Subordination Agreement, the Junior Mortgage and under the Replacement Note.

     3. The execution and delivery of the Amendment, the Subordination Agreement, the Junior Mortgage and the Replacement Note, the performance by each Borrower of its obligations under the Agreement, as amended by the Amendment, under the Subordination Agreement, under the Junior Mortgage and under Replacement Note, and the borrowings by each Borrower under the Agreement, as amended by the Amendment, have been duly authorized by all necessary corporate action, and the Amendment, the Subordination Agreement, the Junior Mortgage and the Replacement Note have been duly executed and delivered on behalf of each Borrower and constitute valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     4. There is no provision in such Borrower's articles of incorporation or by-laws, nor any provision in any indenture, mortgage, contract or agreement to which such Borrower is a party or by which it or its properties may be bound and of which we have knowledge, nor any law, statute, rule or regulation, nor any writ, order or decision of any court or governmental instrumentality binding on such Borrower which would be contravened by the execution and delivery of the Amendment, the Subordination Agreement, the Junior Mortgage or the Replacement Note, nor do any of the foregoing prohibit such Borrower's performance of any term, provision, condition, covenant or any other obligation of such Borrower contained in the Agreement, as amended by the Amendment, in the Subordination Agreement in the Junior Mortgage, or in the Replacement Note.

     5. Neither the making of the Amendment, the Subordination Agreement, the Junior Mortgage or the Replacement Note nor performance of the Agreement, as amended by the Amendment, the Subordination Agreement, the Junior Mortgage or the Replacement Note, nor the borrowing under the Agreement, as amended by the Amendment, requires the consent or approval of any governmental instrumentality.


                                                      Very truly yours,











                                      -2-